Exhibit 10.1

AMENDMENT TO

WATER DISPOSAL AGREEMENT

This Amendment (this “Amendment”) is made effective as of July 1, 2015 (the “Effective Date”) by and between Memorial Production Operating LLC (“Producer”), a Delaware limited liability company and successor to Classic Hydrocarbons Operating, LLC (“Classic Operating”), and Classic Pipeline & Gathering, LLC, a Delaware limited liability company (“Classic”). Producer and Classic are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

A. Classic Operating and Classic entered into that certain letter agreement dated May 1, 2014 (the “Agreement”) with respect to the disposal of Produced Water (as defined in the Agreement).

B. Classic Operating merged with and into Producer on February 23, 2015.

C. The Parties desire to amend the Agreement in certain respects as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound by the terms hereof, agree as follows:

1. Fee. Paragraph (9) of the Agreement is hereby amended by deleting “$1.10” and inserting in lieu thereof “$0.40.”

2. Miscellaneous.

(a) Each Party hereby acknowledges, ratifies and confirms all prior acts under the Agreement and agrees to take such further actions and to execute, acknowledge and deliver, without further consideration, all such further documents as are reasonably requested by the other for carrying out the purposes of this Amendment.

(b) Except as hereby expressly modified herein, all terms and conditions of the Agreement shall remain in full force and effect. The Parties hereby ratify and confirm the Agreement as amended herein.

(c) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the Effective Date.

PRODUCER:

Memorial Production Operating LLC

By:	Memorial Production Partners LP, its sole member
By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ C.S. Cooper
Name:	C.S. Cooper
Title:	Chief Operating Officer / SVP

CLASSIC:

Classic Pipeline & Gathering, LLC

By:	MRD Holdco LLC, its sole member

By:	/s/ Kyle N. Roane
Name:	Kyle N. Roane
Title:	Vice President & General Counsel

[Signature Page to Amendment to Water Disposal Agreement]